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                                                                  EXHIBIT (e)(7)

[LOGO] AIG The AIG Life Companies (U.S.)

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                             Executive Advantage(SM)
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                                 CHANGE REQUEST
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1.   Policy Number: ______________

2.   Policyholder   ____________________________________________________________

3.   Insured        ____________________________________________________________
                    (Last Name, First Name, Middle Name)

4.   Social Security / Tax I.D. _______________________________

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5.   ADDRESS and/or TELEPHONE CHANGE

     [ ] Insured    [ ] Policyholder

     New Address:  _____________________________________________________________

                   _____________________________________________________________

     New Telephone Number: (____)________________

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6.   NAME CHANGE OR CORRECTION

     [ ] Insured    [ ] Policyholder    This section is to be used for
                                         change/correction in LEGAL name.

     From: ______________________________      _________________________________
           (Previous Name)                     (Previous Signature)

     To:   ______________________________      _________________________________
           (New Name)                          (New Signature)

     [ ] Marital Status has changed from single to married; change indicates my married name
     [ ] Pursuant to divorce, I have elected to use my maiden name. Attached is court order.
     [ ] Other: (Please explain in detail and attach copy of relevant court order.)

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7.   BENEFICIARY CHANGE

     It is hereby requested that the Primary and/or Contingent Beneficiaries be amended to read as follows:

     PRIMARY

     ___________________________________________________________________________
     (Name                           SSN/Tax I.D.        Relationship        %)

     CONTINGENT

     ___________________________________________________________________________
     (Name                           SSN/Tax I.D.         Relationship       %)

It is understood and agreed that, unless otherwise directed, proceeds will be paid in equal shares to any Primary Beneficiaries who survive the Insured. But, if none survives, proceeds will be paid in equal shares to any Contingent Beneficiaries who survive the Insured, otherwise to the estate of the Policyholder.

Change Request, Executive Advantage(SM), 05/01                       Side 1 of 2

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8.   TRANSFER OF OWNERSHIP

     As Policyholder of the above designated Policy, I request that all benefits, rights, and privileges incident to ownership of this Policy be vested in the new Policyholder named below.

     _________________________________    ______________________________________
     (New Policyholder)                   (Signature)

     _________________________________    ______________________________________
     (Relationship to Insured)            (New Policyholder SSN/Tax I.D.)

     Mailing address of new Policyholder:

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

     Telephone number of new Policyholder:  (____)________________

     All future correspondence and notices, unless otherwise specified, will be sent to the "Mailing Address" indicated above. CAUTION: This change of ownership does not change the existing beneficiary designation.

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9.   PREMIUM FREQUENCY AND AMOUNT CHANGE

          Change payment
           frequency to:  [ ] Monthly [ ] Quarterly [ ] Semi-Annual [ ] Annual

          Change amount of planned periodic premium to: $ __________________

          Policy coverage may be affected by changes to planned periodic premium amounts. All changes are subject to approval by AIG Life Companies (U.S.). Please refer to your contract for additional information.

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As Policyholder, I represent that the statements and answers in this Change request are written as made by me and are complete and true to the best of my knowledge and belief.

_____________________________________      _____________________________________
Signature of Insured                       Signature of Owner (if other than
                                           Insured)

________________________  ____, 20__
Date Signed

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Change Request, Executive Advantage(SM), 01/01/01                    Side 2 of 2